UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

April 21, 2010

AMERICAN EAGLE OUTFITTERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23760	13-2721761
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Hot Metal Street Pittsburgh, Pennsylvania	15203-2329
(Address of principal executive offices)	(Zip Code)

(412) 432-3300

(Registrant's telephone number,

including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Effective April 21, 2010, American Eagle Outfitters, Inc. (the "Company") entered into a Change in Control Agreement (the "Agreement") with certain Company officers (the "Officers"), including certain executive officers.  The Agreement contains double-trigger change in control provisions.  If the Officer resigns for Good Reason or is terminated by the Company other than for Cause, Disability or as a result of the Officer's death during the 18-month period following a Change in Control (as such terms are defined in the Agreement), the Officer will, among other things receive: (1) a severance amount equal to 1.5 times (2 times for Mr. O'Donnell) Officer's Annual Compensation (as such term is defined in the Agreement); (2) a bonus amount equal to the amount of Officer's then current annual incentive cash bonus at target prorated based on the portion of the Company's fiscal year elapsed at the time of the Change in Control; and (3) coverage under the Company's group health insurance for the 12-month (18-month for Mr. O'Donnell) period following termination.  The Agreement also contains certain confidentiality, non-solicitation and non-disparagement provisions.  Prior to receipt of any such payments, the Officer is required to execute a general release of the Company in the form attached to the Agreement.  The following executive officers are entering into the Agreement with the Company: James V. O'Donnell; Roger S. Markfield; Thomas A. DiDonato; Joan Holstein Hilson; Joseph E. Kerin; LeAnn Nealz; Dennis R. Parodi; and Michael R. Rempell.

The foregoing description of the Agreement is qualified in its entirety by reference to the Agreement, which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information contained in Item 1.01 above is herein incorporated by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Form of Change in Control Agreement between the Company and the Officers dated April 21, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EAGLE OUTFITTERS, INC.
(Registrant)

Date: April 26, 2010	By:	/s/ Neil Bulman, Jr.
Neil Bulman, Jr.
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1*	Form of Change in Control Agreement between the Company and the Officers dated April 21, 2010

* Such Exhibit is being filed herewith pursuant to Item 1.01 and Item 5.02 of the Current Report on Form 8-K.